          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

BOND PROFILE SUMMARY

------------------------------------------------------------------------------
    Class               Original    Coupon   Avg.    CBE     1st   Last   Mod.
    Name & Type             Par       %      Life   Yield    Pay    Pay   Dur.
------------------------------------------------------------------------------
To Call:
    A1  SENIOR        22,400,000    6.2500   1.10   6.125   4/98   6/00   1.02
    A2  SENIOR        16,750,000    6.2500   3.10   6.260   6/00   4/02   2.73
    A3  SENIOR        36,850,000    6.6500   9.55   6.730   4/02  11/14   6.54
    M   AA MEZZ        8,500,000    6.9500  10.78   7.031   4/03  11/14   7.10
    B1  BBB SUB        8,000,000    7.6750   7.41   7.770   4/03   8/08   5.40
    B2  BB SUB         7,500,000    ------  14.37   -----   8/08  11/14   ----
 -------------------------------
 To Maturity:
    A3  SENIOR        36,850,000    6.6500  10.00   6.730   4/02  12/21   6.67
    M   AA MEZZ        8,500,000    6.9500  11.34   7.031   4/03  12/21   7.25
    B1  BBB SUB        8,000,000    7.6750   7.41   7.770   4/03   8/08   5.40
    B2  BB SUB         7,500,000    ------  16.03   -----   8/08   6/24   ----
------------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 175% MHP.

 (2) Coupon and price assumed for computational materials.

 (3) B2 Certificates are not being offered.



The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

As of the Cut-off Date: the Contract balances ranged from $4,879.36 to $167,050.84; the average Contract Balance was $42,481.32; the Contract Rates ranged from 6.15% to 14.00% per annum; the weighted average Contract Rate was 9.22% per annum; the original Loan-to-Value Ratios ranged from 14.04% to 100.00%; the weighted average original Loan-to-Value Ratio was 86.08%; the original terms to stated maturity ranged from 60 to 360 months; the weighted average original term to stated maturity was 318 months; the remaining terms to stated maturity ranged from 58 to 360 months; the weighted average remaining term to stated maturity was 316 months; the number of months since origination of the Contracts ranged from 0 to 83 months; the weighted average number of months since origination was 2 months; 85.63% and 14.37% of the Contracts are secured by new and used Manufactured Homes, respectively; 37.32% of the Contracts are Land-and-Home Contracts; 100.00% of the Contracts are secured by Manufactured Homes which are the Obligors' primary residences based on representations at the time of the origination of such Contracts; 85.64% of the Contracts were originated in connection with the purchase of the related Manufactured Home; 28.93%, 68.74%, 2.21% and 0.13% of the Contracts are secured by Manufactured Homes which are single wide, double wide, triple wide and quadruple wide, respectively.

                               Geographical Distribution of Manufactured Homes

                                               Aggregate         % of Cut-off
                             Number of      Principal Balance      Date Pool
State                        Contracts        Outstanding      Principal Balance
-----                        ---------        -----------      -----------------

Arizona....................        7       $    176,227.33              0.23%
Arkansas...................       84          3,160,268.76              4.20
California.................        4             74,162.47              0.10
Colorado...................       15            701,641.33              0.93
Florida....................      161          7,016,410.96              9.32
Georgia....................      138          6,089,190.44              8.09
Illinois...................       14            489,105.90              0.65
Indiana....................       10            331,219.82              0.44
Iowa.......................       37          1,276,711.44              1.70
Kansas.....................        4            167,358.57              0.22
Kentucky...................       17            725,440.99              0.96
Louisiana..................       69          2,609,161.42              3.47
Maine......................       15            893,898.63              1.19
Maryland...................        2             78,567.40              0.10
Massachusetts..............        1             94,950.88              0.13
Michigan...................       18            668,929.91              0.89
Minnesota..................       55          1,951,704.71              2.59
Mississippi................       50          1,973,002.34              2.62
Missouri...................       56          2,192,527.01              2.91
Nebraska...................        4            201,048.49              0.27

Nevada.....................        5            241,131.73              0.32
New Hampshire..............        4            137,293.85              0.18
New Jersey.................        1             64,647.47              0.09
New Mexico.................       76          3,845,396.62              5.11
New York...................        5             96,140.70              0.13
North Carolina.............      175          7,867,636.63             10.45
North Dakota...............        2             51,044.50              0.07
Ohio.......................       39          1,695,362.86              2.25
Oklahoma...................       22            844,779.92              1.12
Oregon.....................        8            559,505.03              0.74
Pennsylvania...............       36          1,623,434.75              2.16



The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

                         Geographical Distribution of Manufactured Homes (Cont.)

                                               Aggregate         % of Cut-off
                             Number of      Principal Balance      Date Pool
State                        Contracts        Outstanding      Principal Balance
-----                        ---------        -----------      -----------------

Puerto Rico................         1           53,716.45              0.07
South Carolina.............       319       14,659,452.56             19.47
South Dakota...............         6          334,926.76              0.44
Tennessee..................        54        2,165,381.95              2.88
Texas......................       190        6,834,605.80              9.08
Utah.......................         2           95,038.10              0.13
Virginia...................        10          433,421.04              0.58
Washington.................        14        1,112,814.53              1.48
West Virginia..............        28        1,229,929.22              1.63
Wisconsin..................        13          399,078.88              0.53
Wyoming....................         1           60,636.00              0.08
                             --------      --------------          --------

   Total...................    1,772       $75,276,904.15            100.00%
                               =====       ==============            ======


                             Distribution of Contract Amounts As of Cut-off Date

                                       Aggregate Principal     % of Cut-off
Range of Contract          Number of         Balance             Date Pool
Amounts                    Contracts       Outstanding       Principal Balance
-------                    ---------       -----------       -----------------

$      0.01 -   5,000.00..        2     $      9,817.32            0.01%
   5,000.01 -  10,000.00..       43          342,801.51            0.46
  10,000.01 -  15,000.00..       95        1,193,065.82            1.58
  15,000.01 -  20,000.00..      116        2,025,120.66            2.69
  20,000.01 -  25,000.00..      142        3,235,927.98            4.30
  25,000.01 -  30,000.00..      185        5,130,806.26            6.82
  30,000.01 -  35,000.00..      192        6,250,256.54            8.30
  35,000.01 -  40,000.00..      170        6,340,706.66            8.42
  40,000.01 -  45,000.00..      141        5,993,107.48            7.96
  45,000.01 -  50,000.00..      136        6,488,728.43            8.62
  50,000.01 -  55,000.00..      108        5,677,907.56            7.54
  55,000.01 -  60,000.00..       99        5,726,468.66            7.61
  60,000.01 -  65,000.00..       67        4,173,265.25            5.54
  65,000.01 -  70,000.00..       56        3,781,847.17            5.02
  70,000.01 -  75,000.00..       53        3,840,678.00            5.10
  75,000.01 -  80,000.00..       37        2,859,473.91            3.80

  80,000.01 -  85,000.00..       35        2,893,437.22            3.84
  85,000.01 -  90,000.00..       21        1,841,337.45            2.45
  90,000.01 -  95,000.00..       25        2,315,392.94             3.08
  95,000.01 - 100,000.00..       15        1,459,922.79            1.94
 100,000.01 - 105,000.00..       15        1,527,008.83            2.03
 105,000.01 - 110,000.00..        9          969,542.01            1.29
 110,000.01 - 115,000.00..        6          671,597.46            0.89
 115,000.01 - 120,000.00..        2          232,854.22            0.31
 125,000.01 - 130,000.00..        1          128,781.18            0.17
 165,000.01 - 170,000.00..        1          167,050.84            0.22
                           --------      --------------          ------


The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS


     Total................    1,772      $75,276,904.15          100.00%
                              =====      ==============          ======


                              Distribution of Original Loan-to-Value Ratios

                                         Aggregate Principal     % of Cut-off
Range of Original           Number of         Balance              Date Pool
Loan-to Value Ratios        Contracts        Outstanding       Principal Balance
--------------------        ---------        -----------       -----------------

10.01 -  15.00%.........          2     $       10,111.44            0.01%
15.01 -  20.00..........          1              9,870.43            0.01
20.01 -  25.00..........          4             34,959.54            0.05
25.01 -  30.00..........          4             32,618.72            0.04
30.01 -  35.00..........          4             45,839.69            0.06
35.01 -  40.00..........          9             90,084.38            0.12
40.01 -  45.00..........         13            218,351.73            0.29
45.01 -  50.00..........          8            137,527.12            0.18
50.01 -  55.00..........         15            362,763.02            0.48
55.01 -  60.00..........         27            664,490.35            0.88
60.01 -  65.00..........         41          1,145,249.76            1.52
65.01 -  70.00..........         62          2,011,459.86            2.67
70.01 -  75.00..........         92          2,784,899.84            3.70
75.01 -  80.00..........        190          6,538,218.78            8.69
80.01 -  85.00..........        306         12,379,251.29           16.44
85.01 -  90.00..........        522         22,560,563.25           29.97
90.01 -  95.00..........        325         18,073,775.57           24.01
95.01 - 100.00...........       147          8,176,869.38           10.86
                             ------       ---------------         -------

     Totals:.............     1,772        $75,276,904.15          100.00%
                              =====        ==============          ======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS


                                         Contract Rates

                          Number         Aggregate Principal     % of Cut-off
 Ranges of                  of                 Balance             Date Pool
 Contract Rates          Contracts           Outstanding       Principal Balance
 --------------          ---------           -----------       -----------------

  6.01 -  6.50%.....           8          $    632,220.03            0.84%
  6.51 -  7.00......          87             6,768,441.52            8.99
  7.01 -  7.50......         112             8,193,955.33           10.89
  7.51 -  8.00......         124             6,847,465.80            9.10
  8.01 -  8.50......         119             6,676,744.63            8.87
  8.51 -  9.00......         156             7,791,928.47           10.35
  9.01 -  9.50......         122             6,437,214.45            8.55
  9.51 - 10.00......         178             7,637,017.61           10.15
 10.01 - 10.50......         200             7,615,053.39           10.12
 10.51 - 11.00......         291             8,770,893.62           11.65
 11.01 - 11.50......         100             2,626,903.99            3.49
 11.51 - 12.00......         111             2,472,006.31            3.28
 12.01 - 12.50......          89             1,603,212.21            2.13
 12.51 - 13.00......          54               828,843.55            1.10
 13.01 - 13.50......          14               293,431.28            0.39
 13.51 - 14.00......           7                81,571.96            0.11
                        --------       ------------------        --------

      Totals:.......       1,772           $75,276,904.15          100.00%
                           =====           ==============          ======


                                          Remaining Terms to Maturity

                          Number         Aggregate Principal     % of Cut-off
 Ranges of Remaining        of                 Balance             Date Pool
 Months to Maturity      Contracts           Outstanding       Principal Balance
 ------------------      ---------           -----------       -----------------

  60 or less.....          38         $     315,450.26              0.42%
  61 -  72.......           2                25,728.74              0.03
  73 -  84.......          33               427,159.81              0.57
  85 -  96.......           2                36,303.67              0.05
  97 - 108.......           1                 9,041.42              0.01
 109 - 120.......          98             1,520,164.20              2.02
 121 - 180.......         186             4,347,179.38              5.77
 181 - 228.......           4               120,312.30              0.16
 229 - 240.......         223             6,869,134.15              9.13
 241 - 288.......           5               216,294.45              0.29

 289 - 300.......         428            15,340,998.32             20.38
 301 - 334.......           8               554,736.59              0.74
 335 - 336.......           3               173,237.51              0.23
 337 - 348.......          18             1,343,843.03              1.79
 349 - 360.......         723            43,977,320.32             58.42
                       ------           --------------           -------

      Totals:....       1,772           $75,276,904.15            100.00%
                        =====           ==============            ======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

                                            Original Terms to Maturity

                          Number         Aggregate Principal     % of Cut-off
 Ranges of Original         of                 Balance             Date Pool
 Months to Maturity      Contracts           Outstanding       Principal Balance
 ------------------      ---------           -----------       -----------------

  60 or less........          38          $    315,450.26              0.42%
  61 -  72..........           2                25,728.74              0.03
  73 -  84..........          33               427,159.81              0.57
  85 -  96..........           2                36,303.67              0.05
 109 - 120..........          99             1,529,205.62              2.03
 121 - 144..........          15               313,526.11              0.42
 145 - 180..........         171             4,033,653.27              5.36
 181 - 240..........         227             6,989,446.45              9.28
 241 - 300..........         429            15,323,808.67             20.36
 301 - 360..........         756            46,282,621.55             61.48
                           -----           --------------            ------

      Totals:.......       1,772           $75,276,904.15            100.00%
                           =====           ==============            ======


                                     Distribution of Contract Ages (In Months)

                          Number         Aggregate Principal     % of Cut-off
 Ranges of                  of                 Balance             Date Pool
 Contract Ages           Contracts           Outstanding       Principal Balance
 -------------           ---------           -----------       -----------------

  0 -   6 months....       1,694           $70,740,040.99             93.97%
  7 -  12...........          45             2,337,181.39              3.10
 13 -  18...........          12               843,439.52              1.12
 19 -  24...........           7               488,440.56              0.65
 25 -  30...........           4               266,434.19              0.35
 31 -  36...........           2                71,780.67              0.10
 37 -  42...........           3               203,196.51              0.27
 43 -  54...........           1                92,906.22              0.12
 61 -  66...........           1                47,221.06              0.06
 67 -  72...........           1                76,097.27              0.10
 73 -  78...........           1                58,885.67              0.08
 79 -  84...........           1                51,280.10              0.07
                          -------       ------------------           -------

      Totals:.......       1,772           $75,276,904.15            100.00%
                           =====           ==============            ======


The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY

 -------------------------------------------------------------------
 Percent of MHP:           0       100       175       250       350
 -------------------------------------------------------------------

 A1 SENIOR
 Price: 99-31       Coupon: 6.2500       Original Par:    22,400,000

 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.28      6.19      6.13      6.06      5.99
 Average Life:          5.76      1.64      1.10      0.84      0.65
 Duration:              4.46      1.49      1.02      0.79      0.61
 First Prin Pay:        4/98      4/98      4/98      4/98      4/98
 Last Prin Pay:         3/09      8/01      6/00     11/99      7/99

 -------------------------------------------------------------------


 A2 SENIOR
 Price: 99-30+      Coupon: 6.2500       Original Par:    16,750,000

 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.31      6.28      6.26      6.24      6.21
 Average Life:         13.68      4.77      3.10      2.32      1.75
 Duration:              8.90      3.99      2.73      2.09      1.61
 First Prin Pay:        3/09      8/01      6/00     11/99      7/99
 Last Prin Pay:         5/14      7/04      4/02      3/01      6/00

 -------------------------------------------------------------------


 A3 SENIOR
 Price: 99-26+      Coupon: 6.6500       Original Par:    36,850,000

 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.74      6.73      6.73      6.73      6.72
 Average Life:         22.51     14.07      9.55      6.46      4.09
 Duration:             11.23      8.52      6.54      4.88      3.40
 First Prin Pay:        5/14      7/04      4/02      3/01      6/00
 Last Prin Pay:         6/25     12/19     11/14     12/10      8/07

 ---------------------------

 To Maturity:
 Bond Yield:            6.74      6.73      6.73      6.73      6.72
 Average Life:         22.68     14.44     10.00      6.80      4.21
 Duration:             11.26      8.60      6.67      5.00      3.45
 First Prin Pay:        5/14      7/04      4/02      3/01      6/00
 Last Prin Pay:         8/27      4/25     12/21      1/18      6/13

 -------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

 BOND PROFILE SUMMARY

 -------------------------------------------------------------------
 Percent of MHP:           0       100       175       250       350
 -------------------------------------------------------------------


 M AA MEZZ
 Price: 99-28       Coupon: 6.9500       Original Par:     8,500,000

 -------------------------------------------------------------------
 To Call:
 Bond Yield:            7.04      7.03      7.03      7.03      7.03
 Average Life:         22.70     14.35     10.78      9.12      7.69
 Duration:             10.99      8.47      7.10      6.41      5.72
 First Prin Pay:        9/14     10/04      4/03      4/03      5/03
 Last Prin Pay:         6/25     12/19     11/14     12/10      8/07

 ---------------------------
 To Maturity:
 Bond Yield:            7.04      7.03      7.03      7.03      7.03
 Average Life:         22.88     14.72     11.34      9.82      8.51
 Duration:             11.01      8.55      7.25      6.65      6.09
 First Prin Pay:        9/14     10/04      4/03      4/03      5/03
 Last Prin Pay:         8/27      4/25     12/21      1/18      6/13

 -------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-27+      Coupon: 7.6750       Original Par:     8,000,000

 -------------------------------------------------------------------
 To Call:
 Bond Yield:            7.78      7.78      7.77      7.77      7.77
 Average Life:         19.96     10.02      7.41      6.80      6.36
 Duration:              9.83      6.66      5.40      5.09      4.84
 First Prin Pay:        9/14     10/04      4/03      4/03      5/03
 Last Prin Pay:         5/21      5/12      8/08      3/07      2/06

 ---------------------------
 To Maturity:
 Bond Yield:            7.78      7.78      7.77      7.77      7.77
 Average Life:         19.96     10.02      7.41      6.80      6.36
 Duration:              9.83      6.66      5.40      5.09      4.84
 First Prin Pay:        9/14     10/04      4/03      4/03      5/03
 Last Prin Pay:         5/21      5/12      8/08      3/07      2/06


 -------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-1

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------
 Initial Percent          100         100         100         100         100
 March 15, 1999            86          67          53          39          20
 March 15, 2000            80          38           8           0           0
 March 15, 2001            74           9           0           0           0
 March 15, 2002            67           0           0           0           0
 March 15, 2003            59           0           0           0           0
 March 15, 2004            51           0           0           0           0
 March 15, 2005            42           0           0           0           0
 March 15, 2006            33           0           0           0           0
 March 15, 2007            22           0           0           0           0
 March 15, 2008            11           0           0           0           0
 March 15, 2009             0           0           0           0           0
 March 15, 2010             0           0           0           0           0
 March 15, 2011             0           0           0           0           0
 March 15, 2012             0           0           0           0           0
 March 15, 2013             0           0           0           0           0
 March 15, 2014             0           0           0           0           0
 March 15, 2015             0           0           0           0           0
 March 15, 2016             0           0           0           0           0
 March 15, 2017             0           0           0           0           0
 March 15, 2018             0           0           0           0           0
 March 15, 2019             0           0           0           0           0
 March 15, 2020             0           0           0           0           0
 March 15, 2021             0           0           0           0           0
 March 15, 2022             0           0           0           0           0
 March 15, 2023             0           0           0           0           0
 March 15, 2024             0           0           0           0           0
 March 15, 2025             0           0           0           0           0
 March 15, 2026             0           0           0           0           0
 March 15, 2027             0           0           0           0           0
 March 15, 2028             0           0           0           0           0

Avg Life In Years:        5.8         1.6         1.1         0.8         0.6
-----------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-2

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------
 Initial Percent          100         100         100         100         100
 March 15, 1999           100         100         100         100         100
 March 15, 2000           100         100         100          73          24
 March 15, 2001           100         100          54           0           0
 March 15, 2002           100          76           3           0           0
 March 15, 2003           100          41           0           0           0
 March 15, 2004           100           8           0           0           0
 March 15, 2005           100           0           0           0           0
 March 15, 2006           100           0           0           0           0
 March 15, 2007           100           0           0           0           0
 March 15, 2008           100           0           0           0           0
 March 15, 2009            99           0           0           0           0
 March 15, 2010            83           0           0           0           0
 March 15, 2011            65           0           0           0           0
 March 15, 2012            45           0           0           0           0
 March 15, 2013            23           0           0           0           0
 March 15, 2014             2           0           0           0           0
 March 15, 2015             0           0           0           0           0
 March 15, 2016             0           0           0           0           0
 March 15, 2017             0           0           0           0           0
 March 15, 2018             0           0           0           0           0
 March 15, 2019             0           0           0           0           0
 March 15, 2020             0           0           0           0           0
 March 15, 2021             0           0           0           0           0
 March 15, 2022             0           0           0           0           0
 March 15, 2023             0           0           0           0           0
 March 15, 2024             0           0           0           0           0
 March 15, 2025             0           0           0           0           0
 March 15, 2026             0           0           0           0           0
 March 15, 2027             0           0           0           0           0
 March 15, 2028             0           0           0           0           0

 Avg Life In Years:      13.7         4.8         3.1         2.3         1.8
-----------------------------------------------------------------------------


The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class A-3

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------
 Initial Percent          100         100         100         100         100
 March 15, 1999           100         100         100         100         100
 March 15, 2000           100         100         100         100         100
 March 15, 2001           100         100         100         100          71
 March 15, 2002           100         100         100          72          39
 March 15, 2003           100         100          80          48          15
 March 15, 2004           100         100          70          41          12
 March 15, 2005           100          92          62          34           9
 March 15, 2006           100          85          54          28           7
 March 15, 2007           100          78          47          23           5
 March 15, 2008           100          71          41          19           4
 March 15, 2009           100          64          35          16           3
 March 15, 2010           100          58          31          13           2
 March 15, 2011           100          53          26          10           1
 March 15, 2012           100          47          22           8           1
 March 15, 2013           100          42          19           6           0
 March 15, 2014           100          38          16           5           0
 March 15, 2015            93          33          13           4           0
 March 15, 2016            87          29          11           2           0
 March 15, 2017            80          25           9           1           0
 March 15, 2018            72          21           7           0           0
 March 15, 2019            65          17           5           0           0
 March 15, 2020            57          14           3           0           0
 March 15, 2021            48          11           1           0           0
 March 15, 2022            38           8           0           0           0
 March 15, 2023            28           4           0           0           0
 March 15, 2024            21           2           0           0           0
 March 15, 2025            16           0           0           0           0
 March 15, 2026            10           0           0           0           0
 March 15, 2027             3           0           0           0           0
 March 15, 2028             0           0           0           0           0

 Avg Life In Years:      22.7        14.4        10.0         6.8         4.2
-----------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS

 Percent of Principal Outstanding of Class M

 --------------------------------------------------------------------------
 Percent of MHP:         0          100         175         250         350
 --------------------------------------------------------------------------
 Initial Percent        100         100         100         100         100
 March 15, 1999         100         100         100         100         100
 March 15, 2000         100         100         100         100         100
 March 15, 2001         100         100         100         100         100
 March 15, 2002         100         100         100         100         100
 March 15, 2003         100         100         100         100         100
 March 15, 2004         100         100          88          84          80
 March 15, 2005         100          96          77          70          61
 March 15, 2006         100          88          67          58          47
 March 15, 2007         100          80          59          48          35
 March 15, 2008         100          73          51          39          26
 March 15, 2009         100          67          44          32          20
 March 15, 2010         100          60          38          26          14
 March 15, 2011         100          55          32          21          10
 March 15, 2012         100          49          28          17           6
 March 15, 2013         100          44          23          13           1
 March 15, 2014         100          39          19          10           0
 March 15, 2015          96          34          16           8           0
 March 15, 2016          89          30          13           4           0
 March 15, 2017          82          26          11           2           0
 March 15, 2018          74          22           8           0           0
 March 15, 2019          67          18           6           0           0
 March 15, 2020          58          15           3           0           0
 March 15, 2021          49          11           1           0           0
 March 15, 2022          40           8           0           0           0
 March 15, 2023          29           4           0           0           0
 March 15, 2024          22           2           0           0           0
 March 15, 2025          17           0           0           0           0
 March 15, 2026          11           0           0           0           0
 March 15, 2027           3           0           0           0           0
 March 15, 2028           0           0           0           0           0

 Avg Life In Years:    22.9        14.7        11.3         9.8         8.5
---------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]

          UCFC Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-1

                             COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class B-1

 ------------------------------------------------------------------------
 Percent of MHP:       0          100         175         250         350
 ------------------------------------------------------------------------

 Initial Percent      100         100         100         100         100
 March 15, 1999       100         100         100         100         100
 March 15, 2000       100         100         100         100         100
 March 15, 2001       100         100         100         100         100
 March 15, 2002       100         100         100         100         100
 March 15, 2003       100         100         100         100         100
 March 15, 2004       100         100          76          69          61
 March 15, 2005       100          92          55          42          25
 March 15, 2006       100          76          36          19           0
 March 15, 2007       100          62          20           0           0
 March 15, 2008       100          48           5           0           0
 March 15, 2009       100          35           0           0           0
 March 15, 2010       100          23           0           0           0
 March 15, 2011       100          12           0           0           0
 March 15, 2012       100           1           0           0           0
 March 15, 2013       100           0           0           0           0
 March 15, 2014       100           0           0           0           0
 March 15, 2015        93           0           0           0           0
 March 15, 2016        79           0           0           0           0
 March 15, 2017        65           0           0           0           0
 March 15, 2018        50           0           0           0           0
 March 15, 2019        35           0           0           0           0
 March 15, 2020        19           0           0           0           0
 March 15, 2021         2           0           0           0           0
 March 15, 2022         0           0           0           0           0
 March 15, 2023         0           0           0           0           0
 March 15, 2024         0           0           0           0           0
 March 15, 2025         0           0           0           0           0
 March 15, 2026         0           0           0           0           0
 March 15, 2027         0           0           0           0           0
 March 15, 2028         0           0           0           0           0

 Avg Life In Years:  20.0        10.0         7.4         6.8         6.4
-------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE/FIRST BOSTON]